Exhibit 99.1

Intercontinental Exchange Reports Strong First Quarter 2025

• Record 1Q25 net revenues of $2.5 billion, +8% y/y

Jeffrey C. Sprecher,

ICE Chair & Chief Executive Officer, said, “We are pleased to report the best quarter in ICE’s history, highlighted by record revenues, record operating income and earnings per share growth. Amidst a backdrop of continued geopolitical and macroeconomic uncertainty, our first quarter performance reflects the quality of our all-weather business model and the value of our markets, technology and data services. Looking to the balance of the year and beyond, ICE's diverse platform is well positioned to serve our customers, generate growth and create value for our stockholders.”

• 1Q25 GAAP diluted earnings per share (EPS) of $1.38, +4% y/y

• 1Q25 adj. diluted EPS of $1.72, +16% y/y

• Record 1Q25 operating income of $1.2 billion, +15% y/y; record adj. operating income of $1.5 billion, +11% y/y

• 1Q25 operating margin of 49%; adj. operating margin of 61%

• Through the first quarter, returned $519 million to stockholders including $241 million in share repurchases

ATLANTA & NEW YORK, May 1, 2025 - Intercontinental Exchange (NYSE: ICE), a leading global provider of technology and data, today reported financial results for the first quarter of 2025. For the quarter ended March 31, 2025, consolidated net income attributable to ICE was $797 million on $2.5 billion of consolidated revenues, less transaction-based expenses. First quarter GAAP diluted EPS were $1.38. Adjusted net income attributable to ICE was $995 million in the first quarter and adjusted diluted EPS were $1.72. Please refer to the reconciliation of non-GAAP financial measures included in this press release for more information on our adjusted operating expenses, adjusted operating income, adjusted operating margin, adjusted net income, adjusted diluted EPS and adjusted free cash flow.

Warren Gardiner, ICE Chief Financial Officer, added: "ICE’s first quarter performance underscores the quality and durability of our business model, reporting record revenues and record operating income. This performance enabled us to invest in our business while also returning $519 million to stockholders through dividends and share repurchases, as well as make progress on deleveraging. As we look to the balance of the year, we remain focused on disciplined investment in support of our strategic growth initiatives and on creating value for our stockholders."

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First Quarter 2025 Business Highlights

First quarter consolidated net revenues were $2.5 billion including exchange net revenues of $1.4 billion, fixed income and data services revenues of $596 million and mortgage technology revenues of $510 million. Consolidated operating expenses were $1.3 billion for the first quarter of 2025. On an adjusted basis, consolidated operating expenses were $964 million. Consolidated operating income for the first quarter was $1.2 billion, and the operating margin was 49%. On an adjusted basis, consolidated operating income for the first quarter was $1.5 billion, and the adjusted operating margin was 61%.

$ (in millions)	Net Revenues	Op Margin	Adj Op Margin
	1Q25
Exchanges	$1,367	74%	76%
Fixed Income and Data Services	$596	39%	46%
Mortgage Technology	$510	(5)%	40%
Consolidated	$2,473	49%	61%

	1Q25	1Q24	% Chg
Recurring Revenues	$1,236	$1,196	3%
Transaction Revenues, net	$1,237	$1,094	13%

2

Exchanges Segment Results

First quarter exchange net revenues were $1.4 billion. Exchange operating expenses were $354 million, and adjusted operating expenses were $334 million in the first quarter. Segment operating income for the first quarter was $1.0 billion, and the operating margin was 74%. On an adjusted basis, operating income was $1.0 billion, and the adjusted operating margin was 76%.

$ (in millions)	1Q25	1Q24	% Chg	Const Curr(1)
Revenues, net:
Energy	$557	$457	22%	23%
Ags and Metals	64	72	(11)%	(11)%
Financials(2)	156	135	15%	15%
Cash Equities and Equity Options, net	119	99	21%	21%
OTC and Other(3)	103	103	(1)%	—%
Data and Connectivity Services	246	235	5%	5%
Listings	122	122	—%	—%
Segment Revenues	$1,367	$1,223	12%	12%

Recurring Revenues	$368	$357	3%	3%
Transaction Revenues, net	$999	$866	15%	16%

(1) Net revenues in constant currency are calculated holding both the pound sterling and euro at the average exchange rate from 1Q24, 1.2683 and 1.0859, respectively.

(2) Financials include interest rates and other financial futures and options.

(3) OTC & other includes net interest income and fees on certain clearing margin deposits, regulatory penalties and fines, fees for use of our facilities, regulatory fees charged to member organizations of our U.S. securities exchanges, designated market maker service fees, exchange member fees, and agriculture grading and certification fees.

Fixed Income and Data Services Segment Results

First quarter fixed income and data services revenues were $596 million. Fixed income and data services operating expenses were $361 million, and adjusted operating expenses were $323 million in the first quarter. Segment operating income for the first quarter was $235 million, and the operating margin was 39%. On an adjusted basis, operating income was $273 million, and the adjusted operating margin was 46%.

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$ (in millions)	1Q25	1Q24	% Chg	Const Curr(1)
Revenues:
Fixed Income Execution	$31	$26	16%	16%
CDS Clearing	94	93	2%	2%
Fixed Income Data and Analytics	299	288	4%	4%
Data and Network Technology	172	161	7%	7%
Segment Revenues	$596	$568	5%	5%

Recurring Revenues	$471	$449	5%	5%
Transaction Revenues	$125	$119	5%	5%

(1) Net revenues in constant currency are calculated holding both the pound sterling and euro at the average exchange rate from 1Q24, 1.2683 and 1.0859, respectively.

Mortgage Technology Segment Results

First quarter mortgage technology revenues were $510 million. Mortgage technology operating expenses were $537 million, and adjusted operating expenses were $307 million in the first quarter. Segment operating loss for the first quarter was $27 million, and the operating margin was (5)%. On an adjusted basis, operating income was $203 million, and the adjusted operating margin was 40%.

$ (in millions)	1Q25	1Q24	% Chg
Revenues:
Origination Technology	$175	$174	1%
Closing Solutions	47	44	9%
Servicing Software	221	214	3%
Data and Analytics	67	67	(1)%
Segment Revenues	$510	$499	2%

Recurring Revenues	$397	$390	2%
Transaction Revenues	$113	$109	4%

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Other Matters

•	Operating cash flow in the first quarter of 2025 was $966 million and adjusted free cash flow was $833 million.
•	Unrestricted cash was $783 million and outstanding debt was $20.3 billion as of March 31, 2025.
•	Through the first quarter of 2025, ICE repurchased $241 million of its common stock and paid $278 million in dividends.

Updated Financial Guidance

•	ICE's second quarter 2025 GAAP operating expenses are expected to be in a range of $1.230 billion to $1.240 billion. Adjusted operating expenses(1) are expected to be in a range of $980 million to $990 million.
•	ICE's second quarter 2025 GAAP and adjusted non-operating expense(2) are both expected to be in the range of $175 million to $180 million.
•	ICE's diluted share count for the second quarter is expected to be in the range of 573 million to 579 million weighted average shares outstanding.

(1) 2Q 2025 non-GAAP operating expenses exclude amortization of acquisition-related intangibles and Black Knight integration expenses.

(2) Non-operating expense includes interest income, interest expense and net other income/expense. Non-GAAP non-operating expense excludes equity earnings/losses from unconsolidated investees.

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Earnings Conference Call Information

ICE will hold a conference call today, May 1, 2025, at 8:30 a.m. ET to review its first quarter 2025 financial results. A live audio webcast of the earnings call will be available on the company's website at www.ice.com in the investor relations section. Participants may also listen via telephone by dialing 833-470-1428 from the United States or 404-975-4839 from outside of the United States. Telephone participants are required to provide the participant entry number 981735 and are recommended to call 10 minutes prior to the start of the call. The call will be archived on the company's website for replay.

The conference call for the second quarter 2025 earnings has been scheduled for July 31st, 2025 at 8:30 a.m. ET. Please refer to the Investor Relations website at www.ir.theice.com for additional information.

Historical futures, options and cash ADV, rate per contract, open interest data and CDS cleared information can be found at: https://ir.theice.com/investor-resources/supplemental-information/default.aspx

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Consolidated Statements of Income

(In millions, except per share amounts)

(Unaudited)

	Three Months Ended March 31,
Revenues:	2025	2024
Exchanges	$2,123	$1,734
Fixed income and data services	596	568
Mortgage technology	510	499
Total revenues	3,229	2,801
Transaction-based expenses:
Section 31 fees	262	67
Cash liquidity payments, routing and clearing	494	444
Total revenues, less transaction-based expenses	2,473	2,290

Operating expenses:
Compensation and benefits	481	462
Professional services	40	36
Acquisition-related transaction and integration costs	32	36
Technology and communication	213	205
Rent and occupancy	21	29
Selling, general and administrative	76	78
Depreciation and amortization	389	381
Total operating expenses	1,252	1,227
Operating income	1,221	1,063
Other income/(expense):
Interest income	33	30
Interest expense	(206)	(241)
Other income, net	19	112
Total other income/(expense), net	(154)	(99)
Income before income tax expense	1,067	964
Income tax expense	255	181
Net income	$812	$783
Net income attributable to non-controlling interest	(15)	(16)
Net income attributable to Intercontinental Exchange, Inc.	$797	$767

Earnings per share attributable to Intercontinental Exchange, Inc. common stockholders:
Basic	$1.39	$1.34
Diluted	$1.38	$1.33
Weighted average common shares outstanding:
Basic	574	573
Diluted	577	575

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Consolidated Balance Sheets

(In millions)

	As of
	March 31, 2025	As of
	(Unaudited)	December 31, 2024
Assets:
Current assets:
Cash and cash equivalents	$783	$844
Short-term restricted cash and cash equivalents	1,235	1,142
Short-term restricted investments	617	594
Cash and cash equivalent margin deposits and guaranty funds	83,286	82,149
Invested deposits, delivery contracts receivable and unsettled variation margin	4,110	2,163
Customer accounts receivable, net	1,878	1,490
Prepaid expenses and other current assets	735	713
Total current assets	92,644	89,095
Property and equipment, net	2,218	2,153
Other non-current assets:
Goodwill	30,617	30,595
Other intangible assets, net	16,067	16,306
Long-term restricted cash and cash equivalents	305	368
Long-term restricted investments	66	—
Other non-current assets	953	911
Total other non-current assets	48,008	48,180
Total assets	$142,870	$139,428
Liabilities and Equity:
Current liabilities:
Accounts payable and accrued liabilities	$1,056	$1,051
Section 31 fees payable	260	316
Accrued salaries and benefits	152	438
Deferred revenue	612	236
Short-term debt	2,932	3,027
Margin deposits and guaranty funds	83,286	82,149
Invested deposits, delivery contracts payable and unsettled variation margin	4,110	2,163
Other current liabilities	312	173
Total current liabilities	92,720	89,553
Non-current liabilities:
Non-current deferred tax liability, net	3,848	3,904
Long-term debt	17,349	17,341
Accrued employee benefits	167	170
Non-current operating lease liability	340	335
Other non-current liabilities	403	405
Total non-current liabilities	22,107	22,155
Total liabilities	114,827	111,708
Commitments and contingencies
Redeemable non-controlling interest in consolidated subsidiaries	22	22

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	As of
	March 31, 2025	As of
	(Unaudited)	December 31, 2024
Equity:
Intercontinental Exchange, Inc. stockholders’ equity:
Common stock	7	7
Treasury stock, at cost	(6,721)	(6,385)
Additional paid-in capital	16,401	16,292
Retained earnings	18,590	18,071
Accumulated other comprehensive loss	(303)	(338)
Total Intercontinental Exchange, Inc. stockholders’ equity	27,974	27,647
Non-controlling interest in consolidated subsidiaries	47	51
Total equity	28,021	27,698
Total liabilities and equity	$142,870	$139,428

Non-GAAP Financial Measures and Reconciliation
We use non-GAAP measures internally to evaluate our performance and in making financial and operational decisions. When viewed in conjunction with our GAAP results and the accompanying reconciliation, we believe that our presentation of these measures provides investors with greater transparency and a greater understanding of factors affecting our financial condition and results of operations than GAAP measures alone. In addition, we believe the presentation of these measures is useful to investors for period-to-period comparison of results because the items described below as adjustments to GAAP are not reflective of our core business performance. These financial measures are not in accordance with, or an alternative to, GAAP financial measures and may be different from non-GAAP measures used by other companies. We use these adjusted results because we believe they more clearly highlight trends in our business that may not otherwise be apparent when relying solely on GAAP financial measures, since these measures eliminate from our results specific financial items that have less bearing on our core operating performance. We strongly recommend that investors review the GAAP financial measures and additional non-GAAP information included in our Quarterly Report on Form 10-Q, including our consolidated financial statements and the notes thereto.

Adjusted operating expenses, adjusted operating income, adjusted operating margin, adjusted net income attributable to ICE common stockholders, adjusted diluted earnings per share and adjusted free cash flow for the periods presented below are calculated by adding or subtracting the adjustments described below, which are not reflective of our cash operations and core business performance, and their related income tax effect and other tax adjustments (in millions, except for per share amounts):

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Adjusted Operating Income, Operating Margin and Operating Expense Reconciliation

(In millions)

(Unaudited)

	Exchanges Segment		Fixed Income and Data Services Segment		Mortgage Technology Segment		Consolidated
	Three Months Ended March 31,
	2025	2024	2025	2024	2025	2024	2025	2024
Total revenues, less transaction-based expenses	$1,367	$1,223	$596	$568	$510	$499	$2,473	$2,290
Operating expenses	354	326	361	354	537	547	1,252	1,227
Less: Amortization of acquisition-related intangibles	16	19	38	38	199	197	253	254
Less: Transaction and integration costs	—	—	—	—	31	36	31	36
Less: Regulatory matter	4	—	—	—	—	—	4	—
Less: Other	—	—	—	7	—	—	—	7
Adjusted operating expenses	$334	$307	$323	$309	$307	$314	$964	$930
Operating income/(loss)	$1,013	$897	$235	$214	$(27)	$(48)	$1,221	$1,063
Adjusted operating income	$1,033	$916	$273	$259	$203	$185	$1,509	$1,360
Operating margin	74%	73%	39%	38%	(5)%	(10)%	49%	46%
Adjusted operating margin	76%	75%	46%	46%	40%	37%	61%	59%

10

Adjusted Net Income Attributable to ICE and Diluted EPS

(In millions)

(Unaudited)

	Three Months Ended March 31, 2025	Three Months Ended March 31, 2024
Net income attributable to ICE	$797	$767
Add: Amortization of acquisition-related intangibles	253	254
Add: Transaction and integration costs	31	36
Add/(less): Litigation and regulatory matters	4	(160)
(Less)/add: Net (income)/losses from unconsolidated investees	(29)	42
Add: Fair value adjustments of equity investments	—	3
Add: Other	—	7
Less: Income tax effect for the above items	(64)	(46)
Add/(less): Deferred tax adjustments on acquisition-related intangibles	3	(51)
Adjusted net income attributable to ICE	$995	$852

Diluted earnings per share attributable to ICE common stockholders	$1.38	$1.33

Adjusted diluted earnings per share attributable to ICE common stockholders	$1.72	$1.48

Diluted weighted average common shares outstanding	577	575

11

Adjusted Free Cash Flow Calculation

(In millions)

(Unaudited)

	Three Months Ended March 31, 2025	Three Months Ended March 31, 2024
Net cash provided by operating activities	$966	$1,009
Less: Capital expenditures	(85)	(58)
Less: Capitalized software development costs	(104)	(87)
Free cash flow	$777	$864
Add: Section 31 fees, net	56	13
Adjusted free cash flow	$833	$877

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About Intercontinental Exchange

Intercontinental Exchange, Inc. (NYSE: ICE) is a Fortune 500 company that designs, builds and operates digital networks that connect people to opportunity. We provide financial technology and data services across major asset classes helping our customers access mission-critical workflow tools that increase transparency and efficiency. ICE’s futures, equity, and options exchanges – including the New York Stock Exchange – and clearing houses help people invest, raise capital and manage risk. We offer some of the world’s largest markets to trade and clear energy and environmental products. Our fixed income, data services and execution capabilities provide information, analytics and platforms that help our customers streamline processes and capitalize on opportunities. At ICE Mortgage Technology, we are transforming U.S. housing finance, from initial consumer engagement through loan production, closing, registration and the long-term servicing relationship. Together, ICE transforms, streamlines and automates industries to connect our customers to opportunity.

Trademarks of ICE and/or its affiliates include Intercontinental Exchange, ICE, ICE block design, NYSE and New York Stock Exchange. Information regarding additional trademarks and intellectual property rights of Intercontinental Exchange, Inc. and/or its affiliates is located at http://www.intercontinentalexchange.com/terms-of-use. Key Information Documents for certain products covered by the EU Packaged Retail and Insurance-based Investment Products Regulation can be accessed on the relevant exchange website under the heading “Key Information Documents (KIDS).”

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 - Statements in this press release regarding ICE's business that are not historical facts are "forward-looking statements" that involve risks and uncertainties. For a discussion of additional risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see ICE's Securities and Exchange Commission (SEC) filings, including, but not limited to, the risk factors in Intercontinental Exchange, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC on February 6, 2025. We caution you not to place undue reliance on these forward-looking statements. Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of an unanticipated event. New factors emerge from time to time, and it is not possible for management to predict all factors that may affect our business and prospects. Further, management cannot assess the impact of each factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

SOURCE: Intercontinental Exchange

ICE-CORP

ICE Investor Relations Contact:

Katia Gonzalez

+1 678 981 3882

katia.gonzalez@ice.com

investors@ice.com

ICE Media Contact:

Rebecca Mitchell

+44 207 065 7804

rebecca.mitchell@ice.com

media@ice.com

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